Bed Bath & Beyond, Inc. Reports Q3 Earnings with Substantial Improvements in Net Loss, Adjusted EBITDA, and Operating Cash Flow Year-Over-Year

Q4 Starts with Green Shoots in Revenue and Key Metrics

MURRAY, Utah - October 27, 2025 - Bed Bath & Beyond, Inc. (NYSE:BBBY), owner of Bed Bath & Beyond, Overstock, buybuy BABY, and a blockchain asset portfolio, today reported financial results for the third quarter ended September 30, 2025.

The Company delivered its seventh consecutive quarter of measurable improvement towards profitability, driven by consistent progress across key financial and operational metrics.

Net loss narrowed to $4.5 million, a 93% improvement year-over-year, while Adjusted EBITDA loss of $4.9 million improved 85%, underscoring management’s continued and accelerated progress to sustainable profitability.

Year-over year, gross margin improved 420 basis points to 25.3%, sales & marketing expense gained efficiency of 260 basis points to 14% of revenue, and technology and G&A expenses decreased by $13 million.

“The third quarter marked substantial progress towards achieving profitability through outstanding metric performance as well as material progress at both tZERO and GrainChain, two important platforms driving our long-term goal of becoming the ‘Everything Home’ company,” said Marcus Lemonis, Executive Chairman and Principal Executive Officer.

The Company ended the quarter with a strong liquidity position, holding over $200 million in cash, cash equivalents, restricted cash, and inventory, with an additional $36 million in transit from at-the-market offering (the “ATM”) settlements post quarter end. During the quarter, the Company:

•Invested an additional $3 million in GrainChain, its blockchain supply chain asset;
•Purchased the intellectual property of Kirkland’s for $10 million; and
•Raised $113 million through its ATM, with proceeds intended to strengthen the balance sheet, expand existing investments, and pursue new strategic investments or acquisitions in non-retail, home-centric technology, data, products, services, and select PropTech solutions, all aimed at building out the 'Everything Home' business.

“We have made meaningful financial and operational progress this year,” said Adrianne Lee, President and Chief Financial Officer. “For the past seven quarters, we have delivered on our commitment to improve key business metrics critical to achieving profitability. I am pleased with both the narrowing of the year-over-year revenue decline in the quarter and the stabilization of key metrics we achieved. We recognize the necessity to generate more revenue while maintaining our disciplined approach to profitability.”

Lemonis concluded, “As the Company prepares for 2026, we expect year-over-year revenue trends to turn positive. We believe this upward trajectory, combined with margin consistency, an additional $20 million in operating expense efficiencies, and improved site conversion, position the Company to achieve its profitability objectives.”

Third Quarter 2025 Results

•	Net revenue of $257 million, a decrease of 17.4% year-over-year. Net revenue excluding the impact from our exit from Canada (non-GAAP) decreased 13.2% year-over-year
•	Gross profit of $65 million, or 25.3% of net revenue, a 420 bps improvement year-over-year
•	Sales & Marketing expense of $36 million, or 14% of net revenue, a 260 bps improvement year-over-year
•	Technology and G&A expense of $33 million vs $45 million in 2024, a $13 million improvement year-over-year
•	Consolidated net loss of $5 million, a $57 million improvement year-over-year
•	Diluted net loss per share of $0.07; Adjusted diluted net loss per share (non-GAAP) of $0.19
•	Adjusted EBITDA (non-GAAP) of ($5) million, a $27 million improvement year-over-year
•	Cash, cash equivalents, restricted cash, and inventory totaled $202 million at the end of the third quarter

Earnings Webcast and Replay Information
Bed Bath & Beyond will host a webcast to discuss its third quarter 2025 financial results and its strategic vision, key initiatives, and provide business updates on Monday, October 27, 2025, at 4:30 p.m. ET. To access the live webcast, visit https://investors.beyond.com. Questions may be emailed in advance of the call to ir@beyond.com.

A replay of the webcast will be available at https://investors.beyond.com shortly after the live event has ended.

On October 27, 2025, in connection with the release of financial results, the Company posted an updated presentation in the “Events & Presentation” portion of its investor relations website at https://investors.beyond.com.

About Bed Bath & Beyond
Bed Bath & Beyond, Inc. (NYSE:BBBY), based in Murray, Utah, is an ecommerce-focused retailer with an affinity model that owns or has ownership interests in various retail brands, offering a comprehensive array of products and services that enable its customers to enhance everyday life through quality, style, and value. The Company currently owns Bed Bath & Beyond, Overstock, buybuy BABY, and now Kirkland's Home, as well as other related brands and websites and a blockchain asset portfolio inclusive of tZERO, GrainChain, and other assets. The Company regularly posts information and updates on its Newsroom and Investor Relations pages on its website, bedbathandbeyond.com.

Contact Information Investor Relations ir@beyond.com pr@beyond.com

Cautionary Note Regarding Forward-Looking Statements
This press release and webcast to discuss our financial results and strategy may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding our quarterly earnings reporting, forecasts of and plans for our growth, revenue improvement, profitability or sustained profitability, business strategy, our long-term goal of becoming the ‘Everything Home’ company, margin consistency, improved conversion, planned expense reductions, value and monetization of our intellectual property, future strategic ventures, improved financial performance, and the timing of any of the foregoing. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially due to variety of risks, uncertainties, and other important factors including but not limited to: our dependence on third parties, including our fulfillment partners; our competition; consumer needs, expectations, or trends; our reliance on effective marketing; economic factors including recessions, downturns, inflation, exposure to the housing market, and consumer spending; trade policies or restrictions, including tariffs, and related macroeconomic effects; our changing business model and use of our brands, such as the Overstock brand, Bed Bath & Beyond brand, buybuy BABY brand, Kirkland’s and Kirkland’s Home brand; the changing job market and changes to our leadership team or compensation approach; our reliance on paid and natural search engines; our ability to become profitable or generate positive cash flows; our ability to raise additional capital, obtain financing, or monetize significant assets; our dependence on the Internet; our infrastructure; and transaction-processing systems; compliance with ever-evolving federal, state, and foreign laws; cyberattacks or data security incidents; legal proceedings to which we are subject; damage to our reputation or brand image; shipping and customer service; operations; technological advancements, including artificial intelligence; global conflicts; product safety and quality concerns, content and quality; our ever evolving business model; risks related to our Warrants; our investments in new business strategies, acquisitions, dispositions, partnerships, or other transactions; and regulatory changes or actions related to cryptocurrencies and blockchain technology . Additional information regarding risks, uncertainties, and other important factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 25, 2025, in our Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on July 29, 2025, and in our subsequent filings with the SEC.

Bed Bath & Beyond, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except per share data)
	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$167,366	$159,169
Restricted cash	27,051	26,924
Accounts receivable, net	17,307	15,847
Inventories	7,213	11,546
Prepaids and other current assets	12,866	14,021
Total current assets	231,803	227,507
Property and equipment, net	14,794	23,544
Intangible assets, net	45,337	30,246
Goodwill	6,160	6,160
Equity securities	78,625	78,186
Operating lease right-of-use assets	5,397	6,858
Other long-term assets, net	32,260	29,453
Total assets	$414,376	$401,954
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$94,232	$81,939
Accrued liabilities	48,838	73,614
Unearned revenue	35,820	43,095
Operating lease liabilities, current	906	1,342
Short-term debt, net	17,994	24,871
Total current liabilities	197,790	224,861
Operating lease liabilities, non-current	5,872	6,452
Other long-term liabilities	7,774	7,909
Total liabilities	211,436	239,222
Stockholders' equity:
Preferred stock, $0.0001 par value, authorized shares - 5,000, issued and outstanding - none	—	—
Common stock, $0.0001 par value, authorized shares - 100,000
Issued shares - 72,471 and 59,560
Outstanding shares - 64,984 and 53,069	7	5
Additional paid-in capital	1,183,242	1,072,869
Accumulated deficit	(804,212)	(740,466)
Treasury stock at cost - 7,487 and 6,491	(176,438)	(169,676)
Equity attributable to stockholders of Bed Bath & Beyond, Inc.	202,599	162,732
Equity attributable to noncontrolling interests	341	—
Total stockholders' equity	202,940	162,732
Total liabilities and stockholders' equity	$414,376	$401,954

Bed Bath & Beyond, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except per share data)
	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net revenue	$257,187	$311,428	$771,186	$1,091,813
Cost of goods sold	192,024	245,453	580,922	871,311
Gross profit	65,163	65,975	190,264	220,502
Operating expenses
Sales and marketing	36,126	51,859	105,625	186,055
Technology	20,645	27,673	70,584	84,596
General and administrative	11,971	17,571	40,373	56,556
Customer service and merchant fees	8,873	12,425	27,561	41,374
Other operating expense (income), net[1]	—	1,648	(5,790)	(8,627)
Total operating expenses	77,615	111,176	238,353	359,954
Operating loss	(12,452)	(45,201)	(48,089)	(139,452)
Interest income, net	1,186	1,554	2,837	6,580
Other income (expense), net[1]	6,978	(17,194)	(17,780)	(44,029)
Loss before income taxes	(4,288)	(60,841)	(63,032)	(176,901)
Provision for income taxes	233	189	714	635
Consolidated net loss	(4,521)	(61,030)	(63,746)	(177,536)
Less: Net loss attributable to noncontrolling interests	—	—	—	—
Net loss attributable to stockholders of Bed Bath & Beyond, Inc.	$(4,521)	$(61,030)	$(63,746)	$(177,536)
Net loss per share of common stock:
Basic	$(0.07)	$(1.33)	$(1.11)	$(3.88)
Diluted	$(0.07)	$(1.33)	$(1.11)	$(3.88)
Weighted average shares of common stock outstanding:
Basic	60,333	45,771	57,190	45,700
Diluted	60,333	45,771	57,190	45,700
1 The prior period columns have been revised to conform to current period’s presentation for the correction of immaterial errors.

Bed Bath & Beyond, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Nine months ended September 30,
	2025	2024
Cash flows from operating activities:
Consolidated net loss	$(63,746)	$(177,536)
Adjustments to reconcile consolidated net loss to net cash used in operating activities:
Depreciation and amortization	12,803	12,739
Non-cash operating lease cost	1,461	2,155
Stock-based compensation to employees and directors	8,002	16,384
Gain on sale of intangible assets	(5,790)	(10,250)
Write-down of assets held for sale	—	1,648
Loss from equity method securities	16,644	43,405
Other non-cash adjustments	1,720	(216)
Changes in operating assets and liabilities:
Accounts receivable, net	(1,460)	4,393
Inventories	4,333	1,982
Prepaids and other current assets	2,251	(438)
Other long-term assets, net	(493)	(1,335)
Accounts payable	12,375	(18,554)
Accrued liabilities	(26,990)	(19,372)
Unearned revenue	(7,275)	(4,648)
Operating lease liabilities	(1,016)	(2,168)
Other long-term liabilities	(3,031)	(814)
Net cash used in operating activities	(50,212)	(152,625)
Cash flows from investing activities:
Purchase of intangible assets	(15,214)	(6,033)
Disbursement for notes receivable	(8,232)	—
Purchase of equity securities	(8,000)	—
Expenditures for property and equipment	(5,249)	(11,329)
Proceeds from the sale of intangible assets	6,250	10,250
Other investing activities, net	29	566
Net cash used in investing activities	(30,416)	(6,546)
Cash flows from financing activities:
Proceeds from sale of common stock, net of offering costs	101,690	—
Payments on short-term debt	(7,000)	—
Repurchase of shares	(6,218)	—
Payments of taxes withheld upon vesting of employee stock awards	(544)	(3,271)
Other financing activities, net	1,024	1,190
Net cash provided by (used in) financing activities	88,952	(2,081)
Net decrease in cash, cash equivalents, and restricted cash	8,324	(161,252)
Cash, cash equivalents, and restricted cash, beginning of period	186,093	302,749
Cash, cash equivalents, and restricted cash, end of period	$194,417	$141,497

Supplemental Operational Data
We measure our business using operational metrics, in addition to the financial metrics shown above and the non-GAAP financial measures explained below. We believe these metrics provide investors with additional information regarding our financial results and provide key performance indicators to track our progress. These indicators include changes in customer order patterns and the mix of products purchased by our customers.

Active customers represent the total number of unique customers who have made at least one purchase during the prior twelve-month period. This metric captures both the inflow of new customers and the outflow of existing customers who have not made a purchase during the prior twelve-month period.

Last twelve months (LTM) net revenue per active customer represents total net revenue in a twelve-month period divided by the total number of active customers for the same twelve-month period.

Orders delivered represents the total number of orders delivered in any given period, including orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and in those circumstances, we estimate delivery dates based on historical data.

Average order value is defined as total net revenue in any given period divided by the total number of orders delivered in that period.

Orders per active customer is defined as orders delivered in a twelve-month period divided by active customers for the same twelve-month period.

The following table provides our key operating metrics:
(in thousands, except for LTM net revenue per active customer, average order value and orders per active customer)

	Three months ended September 30,
	2025	2024
Active customers	4,151	5,961
LTM net revenue per active customer	$259	$248
Orders delivered	1,254	1,569
Average order value	$205	$199
Orders per active customer	1.30	1.39

Non-GAAP Financial Measures and Reconciliations
We are providing certain non-GAAP financial measures in this release and related earnings conference call, including adjusted diluted net loss per share, adjusted EBITDA, Net revenue excluding the impact from our exit from Canada, and free cash flow. We use these non-GAAP measures internally in analyzing our financial results and we believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance and, in the case of free cash flow, our liquidity position, in the same manner as our management and board of directors. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures in this earnings release. These non-GAAP financial measures should be used in addition to and in conjunction with the results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.

Adjusted diluted net loss per share is a non-GAAP financial measure that is calculated as net income (net loss) less the income or losses recognized from our equity method securities and the gains or losses on debt securities carried at fair value. We believe that these adjustments to our net income (net loss) before calculating per share amounts for the current period presented provides a useful comparison between our operating results from period to period.

Adjusted EBITDA is a non-GAAP financial measure that is calculated as net income (net loss) before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain benefits and expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

Net revenue excluding the impact from our exit from Canada as a percentage year-over-year is a non-GAAP financial measure that is calculated as net revenue of $257 million for the three months ending September 30, 2025 less $296 million for the three months ending September 30, 2024, divided by the $296 million for the three months ending September 30, 2024. These figures exclude the impacts of Canada for the same periods which were $49 thousand for the three months ending September 30, 2025, and $15 million for the three months ending September 30, 2024. Bed Bath & Beyond, Inc. discontinued sales through their Canadian website on July 4, 2025.

Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by or used in operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

The following tables reflects the reconciliation of adjusted diluted net loss per share to diluted net loss per share (in thousands, except per share data):

	Three months ended September 30,
	2025
	Diluted EPS	Less: equity method income	Adjusted Diluted EPS
Numerator:
Net loss attributable to stockholders of Bed Bath & Beyond, Inc.	$(4,521)	$7,005	$(11,526)

Denominator:
Weighted average shares of common stock outstanding—diluted	60,333	60,333	60,333

Net loss per share of common stock:
Diluted	$(0.07)	$0.12	$(0.19)

	Three months ended September 30,
	2024
	Diluted EPS	Less: equity method income	Adjusted Diluted EPS
Numerator:
Net loss attributable to stockholders of Bed Bath & Beyond, Inc.	$(61,030)	$(17,199)	$(43,831)

Denominator:
Weighted average shares of common stock outstanding—diluted	45,771	45,771	45,771

Net loss per share of common stock:
Diluted	$(1.33)	$(0.37)	$(0.96)

The following table reflects the reconciliation of adjusted EBITDA to net loss (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Consolidated net loss	$(4,521)	$(61,030)	$(63,746)	$(177,536)
Depreciation and amortization	3,879	4,384	12,803	12,739
Stock-based compensation	3,522	6,349	8,002	16,384
Interest income, net	(1,186)	(1,554)	(2,837)	(6,580)
Other (income) expense, net[1]	(6,978)	17,194	17,780	44,029
Provision for income taxes	233	189	714	635
Special items (see table below)	115	2,555	1,042	(5,803)
Adjusted EBITDA	$(4,936)	$(31,913)	$(26,242)	$(116,132)

Special items:
Brand integration and related costs	$—	$171	$—	$374
Restructuring costs[2]	115	736	6,832	2,450
(Gains) losses on discrete asset disposals[1]	—	1,648	(5,790)	(8,627)
	$115	$2,555	$1,042	$(5,803)
1 The prior period columns have been revised to conform to current period’s presentation for the correction of immaterial errors.
2 Inclusive of certain severance and lease termination costs.

The following table reflects the reconciliation of free cash flow to net cash used in operating activities (in thousands):

	Nine months ended September 30,
	2025	2024
Net cash used in operating activities	$(50,212)	$(152,625)
Expenditures for property and equipment	(5,249)	(11,329)
Free cash flow	$(55,461)	$(163,954)